NextPlay Technologies, Inc. 8-K

Exhibit 99.1

NextPlay Technologies Enters into Agreement to Acquire Crypto Technology from Token IQ to Enhance Fintech and ICO Portal Offerings

SUNRISE, FL, August 25, 2021 – NextPlay Technologies, Inc. (Nasdaq: NXTP), a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, has entered into a definitive agreement to acquire 100% of the assets of Token IQ, a leading innovator in digital asset management with its smart compliant token technology. Token IQ has many unique capabilities, but its greatest attributes are its ability to afford cryptocurrency owners a solution to replace their assets should they lose access to, or control of, their assets and its handling of “Know Your Customer” (KYC) issues - solving many key regulatory requirements. NextPlay will not only look to license the IP, but also plans to integrate the service into its wholly owned Bank - NextBank International to better serve its cryptocurrency customers.

Mark Vange, CTO of NextPlay and founder and CEO of Token IQ stated, “Token IQ was built upon the early recognition that many digital assets may in the future be treated as securities. I’m excited that we can now make Token IQ part of NextPlay, given the many synergies that have developed around digital asset management across NextPlay’s ecosystem.”

One of the primary issues associated with crypto investing is the existential custody risk associated with the loss of passwords or wallet seeds, resulting in the inability to access assets. A critical function of Token IQ is the ability to allow issuers to manage this risk across public distributed ledgers - a key solution needed by any cryptocurrency owner, and a technology that we anticipate will become a cornerstone for all of our NextBank and Longroot coin offerings. This patent-pending technology also allows issuers to control the flow of tokens. The Token IQ technology can be invaluable in the enforcement of “Know Your Customer” (KYC) and other regulatory requirements which is a sensitive area that regulators around the world are increasingly focused on. The platform also supports vesting, lockups and asset freezing, which can enhance market making and liquidity while also reducing risks around custodianship, inheritance, and other legal circumstances related to proper asset disposition. We plan to pursue patents for this proprietary technology in key markets around the world.

The Token IQ foundational IP is designed to reconcile legal and regulatory requirements around digital assets, including KYC, Anti-money laundering (AML) and shareholder rights enforcement, all common pain points within the crypto markets today. It has been designed to do so across a distributed ledger, including Ethereum and Stellar.

According to NextPlay co-Chairman, J. Todd Bonner: “We see Token IQ technology becoming core to all our fintech-related activities, from Longroot’s cryptocurrency portal and HotPlay’s in-game tokens, to powering our NextBank fintech and planned NextTrip medical tourism offerings. We also expect the Token IQ acquisition to bring valuable technology and software development talent which is expected to support rapid integration with our platform and those of our partners, as well as further IP development.”

To learn more about Token IQ, visit tokeniq.io.

The acquisition of Token IQ is subject to certain closing conditions, including the approval of NextPlay’s shareholders. Future details of the acquisition can be found in NextPlay’s Form 8-K filing with the U.S. Securities and Exchange Commission, available at www.sec.gov or the investor relations section at NextPlayTechnologies.com.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of our existing and acquired technologies. For more information about NextPlay Technologies, visit nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, beliefs or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; our ability to close, timely, or at all, the acquisitions of certain intellectual property assets from Fighter Base and Token IQ, as previously disclosed; that the officers and directors of the Company have the ability to exercise significant influence and voting control over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our travel business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of our recent acquisitions of Longroot Holding (Thailand) Company Limited (Longroot), HotPlay Enterprise Limited (HotPlay) and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with the integration of the operations of HotPlay, Longroot and IFEB, which acquisitions we recently competed; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc

Company Contact:

NextPlay Technologies

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

Richard.Marshall@NextPlayTechnologies.com